[EXECUTION COUNTERPART]

                            AMENDMENT NO. 1

        AMENDMENT NO. 1 dated as of June 23, 1995 between INFINITY BROADCASTING CORPORATION, a corporation duly organized and validly existing under the laws of the State of Delaware (the "Company"); each of the lenders identified under the caption "BANKS" on the signature pages hereof (individually, a "Bank" and, collectively, the "Banks"); THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), a national banking association, as administrative agent for the Banks (in such capacity, together with its successors in such capacity, the "Administrative Agent"); BANK OF AMERICA ILLINOIS, an Illinois banking corporation, BANK OF MONTREAL, a bank organized under the laws of Canada, THE BANK OF NEW YORK, a New York banking corporation, CHEMICAL BANK, a New York banking corporation, COMPAGNIE FINANCI RE DE CIC ET DE L'UNION EUROPEENNE, a company duly organized under and by virtue of the law of France, THE FIRST NATIONAL BANK OF BOSTON, a national banking association, and NATWEST BANK N.A. (formerly NATIONAL WESTMINSTER BANK USA), a national banking association, as co-agents for the Banks (in such capacity, together with their respective successors in such capacity, the "Co-Agents"); and CHEMICAL BANK, a New York banking corporation, as collateral agent for the Banks (in such capacity, together with its successors in such capacity, the "Collateral Agent" and, together with the Administrative Agent and the Co-Agents, the "Agents").

        The Company, the Banks and the Agents are parties to a Second Amended and Restated Credit Agreement dated as of December 22, 1994 (as heretofore modified and supplemented and in effect on the date hereof, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for loans to be made by said Banks to the Company and certain subsidiaries of the Company in an aggregate principal amount not exceeding $700,000,000. As contemplated by the Credit Agreement, certain of the Banks made loans to Infinity Broadcasting Corporation of California and Sagittarius Broadcasting Corporation, each of which is a wholly owned subsidiary of the Company. The loans made to each of Infinity Broadcasting Corporation of California and Sagittarius Broadcasting Corporation by such Banks are governed by separate Amended and Restated Loan Agreements each dated as of December 22, 1994. Pursuant to separate Assignment and Assumption Agreements each dated the date hereof, each of Infinity Broadcasting Corporation of California and Sagittarius Broadcasting Corporation now proposes to assign the loans made to it by such Banks to the Company and the Company proposes to assume such loans as loans under the Credit Agreement. The Company, the Banks and the Agents wish to amend the Credit Agreement to give effect to the foregoing and in certain other respects. Accordingly, the parties hereto hereby agree as follows:

        Section 1.  Definitions.  Except as otherwise
defined in this Amendment No. 1, terms defined in the Credit
Agreement as amended (or as proposed to be amended) by this Amendment No. 1 are used herein as defined therein.

        Section 2.  Amendments. Effective as of the
Amendment No. 1 Effective Date, the Credit Agreement and the other Basic Documents shall be amended as follows:

        2.01. References in the Credit Agreement and the other Basic Documents to any of the Credit Agreement and the other Basic Documents (including indirect references such as "hereunder", "hereby", "herein" and "hereof" and "thereunder", "thereby", "therein" and "thereof") shall be deemed to be references to the Credit Agreement or such other Basic Document (as the case may be), in each case as amended hereby.

        2.02. Section 1.01 of the Credit Agreement shall be amended by (a) deleting the definition of "Permitted
Additional Debt", (b) adding the following new definitions
(to the extent not already included in said Section 1.01) and inserting the same in the appropriate alphabetical locations and (c) amending in their entirety the following definitions (to the extent already included in said Section
1.01), as follows:

        "Amendment No. 1" shall mean Amendment No. 1 to this Agreement dated as of June 23, 1995.

        "Amendment No. 1 Effective Date" shall mean the date the amendments to the Credit Agreement and the other Basic Documents provided for by Section 2 of Amendment No. 1 become effective as provided in Section
   4 of Amendment No. 1.

        "Basic Documents" shall mean, collectively, this Agreement, Amendment No. 1, the Subsidiary Loan
   Agreements, the Notes, the Security Documents, the
   Assignment Agreements and the Infinity Assignment
   Agreements.

        "Commitments" shall mean, collectively, the
   Reducing Revolving Credit Commitments, the Acquisition
   Loan Commitments and the Revolving Credit Commitments.

        "Infinity Assignment Agreements" shall mean the Assignment and Assumption Agreement dated as of June
   23, 1995 between Infinity of California and the Company, as modified and supplemented and in effect from time to time, and the Assignment and Assumption
   Agreement dated as of June 23, 1995 between SBC and the Company, as modified and supplemented and in effect from time to time.

        "Infinity Reducing Revolving Credit Loans" shall have the meaning assigned to such term in Section
   2.01(a) hereof.

        "Majority Banks" shall mean, at any time, Banks holding at least 51% of the sum of (a) (i) if the Reducing Revolving Credit Commitments are then in effect, the aggregate amount of such Commitments
   (whether or not used) or (ii) if the Reducing Revolving
   Credit Commitments have expired or terminated, the aggregate outstanding principal amount of the Loans
   (including Money Market Loans) made under the Reducing
   Revolving Credit Commitments, (b) (i) if the
   Acquisition Loan Commitments are then in effect, the aggregate amount of such Commitments (whether or not used) or (ii) if the Acquisition Loan Commitments have expired or terminated, the aggregate outstanding principal amount of the Loans (including Money Market
   Loans) made under the Acquisition Loan Commitments and
   (c) (i) if the Revolving Credit Commitments are then in effect, the aggregate amount of such Commitments
   (whether used or unused) or (ii) if the Revolving
   Credit Commitments have expired or terminated, the aggregate outstanding principal amount of the Loans
   (including Money Market Loans) made under the Revolving
   Credit Commitments.

        "Permitted Replacement Debt" shall have the meaning assigned to such term in Section 8.07(b) hereof.

        "Permitted Replacement Subordinated Debt" shall have the meaning assigned to such term in Section
   8.07(b) hereof.

        "Permitted Replacement Unsubordinated Debt" shall have the meaning assigned to such term in Section
   8.07(b) hereof.

        "Principal Payment Date" shall mean: (a) with respect to Infinity Reducing Revolving Credit Loans, each Quarterly Date on which a principal payment in respect of such Loans is required to be made pursuant to Section 3.01(a) hereof; (b) with respect to Infinity
   Acquisition Loans, each Quarterly Date on which a principal payment in respect of such Loans is required to be made pursuant to Section 3.01(b) hereof; and (c) with respect to Subsidiary Loans made to any Subsidiary
   Borrower, each Quarterly Date on which a principal payment in respect of such Loans is required to be made pursuant to the Subsidiary Loan Agreement to which such Subsidiary Borrower is a party.

        "Reducing Revolving Credit Commitment Reduction
   Date" shall mean each Quarterly Date on which a reduction in the aggregate amount of the Reducing
   Revolving Credit Commitments becomes effective pursuant to Section 3.01(a) hereof.

        "Reducing Revolving Credit Commitment" shall mean, as to each Bank, the obligation of such Bank to make
   Reducing Revolving Credit Loans in an aggregate principal amount at any one time outstanding up to but not exceeding: (a) in the case of a Bank that is a party to this Agreement on the Amendment No. 1
   Effective Date, the aggregate outstanding principal amount of such Bank's Term Loans immediately prior to the Amendment No. 1 Effective Date; and (b) in the case of any other Bank, the aggregate amount of the Reducing
   Revolving Credit Commitments of other Banks acquired by it pursuant to Section 11.06(a) hereof (in the case of each of the foregoing clauses (a) and (b), as the same may be reduced from time to time pursuant to Section
   2.04 hereof or increased or reduced from time to time pursuant to said Section 11.06(a)).

        "Reducing Revolving Credit Commitment Termination
   Date" shall mean the Quarterly Date occurring in June
   2003.

        "Reducing Revolving Credit Loans" shall mean, collectively, Infinity Reducing Revolving Credit Loans and Subsidiary Reducing Revolving Credit Loans.

        "Remaining Available Equity Issuance Amount" shall mean, as at any date of determination (the "Calculation
   Date"), (I) if the Calculation Date occurs on or prior to the Acquisition Loan Commitment Termination Date, the sum of:

        (a) the aggregate amount of all cash received by the Company and its Restricted Subsidiaries in respect of all Equity Issuances during the period commencing on the Effective Date and ending on the Calculation Date
   (net of expenses incurred by the Company and its Restricted Subsidiaries in connection with such Equity
   Issuances) minus

        (b) the aggregate amount of cash Investments made by the Company in Unrestricted Subsidiaries as permitted by Section 8.08(h)(ii)(A) hereof during the period commencing on the Effective Date and ending on the Calculation Date minus

        (c) the amount by which (i) the sum of (x) the aggregate amount of cash payments made in respect of repurchases of common stock of the Company as permitted by Section 8.09(b)(ii)(A) hereof during the period commencing on the Effective Date and ending on the Calculation Date plus (y) the aggregate amount of cash payments made in respect of redemptions, repurchases, retirements or other acquisitions of Senior
   Subordinated Notes as permitted by Section
   8.09(c)(y)(ii)(A) hereof during the period commencing on the Amendment No. 1 Effective Date and ending on the Calculation Date exceeds (ii) $150,000,000 minus

        (d) the aggregate amount of Restricted Payments made in cash as permitted by Section 8.09(d)(ii)(A) hereof during the period commencing on the Effective
   Date and ending on the Calculation Date minus

        (e) the amount by which (i) the aggregate amount of cash payments made in respect of Acquisitions made as permitted by Sections 8.12(d) and 8.12(e) hereof during the period commencing on the Effective Date and ending on the Calculation Date exceeds (ii) the sum of
   (x) $250,000,000 plus (y) the amount by which (I)
   Excess Cash Flow for the period commencing on the Effective Date and ending on the Calculation Date exceeds (II) the sum of (A) the Remaining Available
   Excess Cash Flow Amount on the Calculation Date plus
   (B) the amount of any reduction made in determining the Remaining Available Excess Cash Flow Amount as of the
   Calculation Date by reason of clause (e) of the definition of "Remaining Available Excess Cash Flow
   Amount"; and

   (II) if the Calculation Date occurs after the Acquisition Loan Commitment Termination Date, the sum of:

        (a)  the June 1998 Remaining Available Equity
   Issuance Amount plus the aggregate amount of all cash received by the Company and its Restricted Subsidiaries in respect of all Equity Issuances during the period commencing on the day immediately following the Acquisition Loan Commitment Termination Date and ending on the Calculation Date (net of expenses incurred by the Company and its Restricted Subsidiaries in connection with such Equity Issuances) minus

        (b) the aggregate amount of cash Investments made by the Company in Unrestricted Subsidiaries as permitted by Section 8.08(h)(ii)(A) hereof during the period commencing on the day immediately following the Acquisition Loan Commitment Termination Date and ending on the Calculation Date minus

        (c) the sum of (x) the aggregate amount of cash payments made in respect of repurchases of common stock of the Company as permitted by Section 8.09(b)(ii)(A) hereof during the period commencing on the day immediately following the Acquisition Loan Commitment
   Termination Date and ending on the Calculation Date plus (y) the aggregate amount of cash payments made in respect of redemptions, repurchases, retirements or other acquisitions of Senior Subordinated Notes as permitted by Section 8.09(c)(y)(ii)(A) hereof during the period commencing on the day immediately following the Acquisition Loan Commitment Termination Date and ending on the Calculation Date minus

        (d) the aggregate amount of Restricted Payments made in cash as permitted by Section 8.09(d)(ii)(A) hereof during the period commencing on the day immediately following the Acquisition Loan Commitment
   Termination Date and ending on the Calculation Date minus

        (e) the aggregate amount of cash payments made in respect of Acquisitions made as permitted by Sections
   8.12(d) and 8.12(e) hereof during the period commencing on the day immediately following the Acquisition Loan
   Commitment Termination Date and ending on the Calculation Date.

        "Remaining Available Excess Cash Flow Amount" shall mean, as at any date of determination (the
   "Determination Date") in any Fiscal Year (the "Current
   Fiscal Year"), the sum of:

        (a) 100% of Excess Cash Flow for each Fiscal Year preceding the Current Fiscal Year commencing with Fiscal Year 1995 minus

        (b) the aggregate amount of cash Investments made by the Company in Unrestricted Subsidiaries as permitted by Section 8.08(h)(ii)(B) hereof during the period commencing on the Effective Date and ending on the Determination Date minus

        (c) the amount by which (i) the sum of (x) the aggregate amount of cash payments made in respect of repurchases of common stock of the Company as permitted by Section 8.09(b)(ii)(B) hereof during the period commencing on the Effective Date and ending on the Determination Date plus (y) the aggregate amount of cash payments made in respect of redemptions, repurchases, retirements or other acquisitions of Senior Subordinated Notes as permitted by Section
   8.09(c)(y)(ii)(B) hereof during the period commencing on the Amendment No. 1 Effective Date and ending on the Determination Date exceeds (ii) $150,000,000 minus

        (d) the aggregate amount of Restricted Payments made in cash as permitted by Section 8.09(d)(ii)(B) hereof during the period commencing on the Effective
   Date and ending on the Determination Date minus

        (e) the amount by which (i) the aggregate amount of cash payments made (except to the extent such cash payments are made with the proceeds of one or more
   Equity Issuances) in respect of Acquisitions made as permitted by Sections 8.12(d) and 8.12(e) hereof during the period commencing on the Effective Date and ending on the Determination Date exceeds (ii) $250,000,000.


        "Subordinated Debt" shall mean, collectively, all Indebtedness of the Company evidenced by the Senior
   Subordinated Notes and Permitted Replacement
   Subordinated Debt and other Indebtedness of the Company incurred as permitted by Section 8.07(d) hereof, if (a) such other Indebtedness is subordinated to the obligations of the Company hereunder and under the Guarantee Agreement as provided in Section
   8.07(b)(iv)(A) hereof, and (b) none of the Restricted
   Subsidiaries of the Company is directly or indirectly liable (contingently or otherwise) for any of such other Indebtedness, (c) such other Indebtedness is not secured by any Property of the Company or any of its Subsidiaries and (d) the incurrence of such other
   Indebtedness and the incurrence of such other
   Indebtedness as "Subordinated Debt" shall be permitted by the Senior Subordinated Indenture, if then in effect, and/or such other Subordinated Debt Documents as are then in effect.

        "Subsidiary Reducing Revolving Credit Loans" shall mean, collectively, the HBC Reducing Revolving Credit
   Loans and the Infinity of Boston Reducing Revolving
   Credit Loans (after giving effect to Section 2.18(A) of
   Amendment No. 1).

        2.03. Clauses (iv) and (v) of Section 2.01(a) of the Credit Agreement are deleted in their entirety, the semi-colons at the end of clauses (ii) and (iii) of said
Section 2.01(a) are deleted and in lieu thereof are inserted periods and clause (i) of said Section 2.01(a) is amended in its entirety to read as follows:

        (i) As of the Amendment No. 1 Effective Date, all of the Infinity Term Loans under and as defined in the Credit Agreement immediately prior to the Amendment No.
   1 Effective Date and all of the Infinity of California
   Term Loans and SBC Term Loans assumed by the Company pursuant to the Infinity Assignment Agreements outstanding immediately prior to the Amendment No. 1
   Effective Date shall constitute "Loans" hereunder (and, as such, shall constitute a utilization of each Bank's
   Reducing Revolving Credit Commitment hereunder).  Each
   Bank severally agrees, on the terms and conditions of this Agreement, to make additional loans under its Reducing Revolving Credit Commitment to the Company on any Business Day during the period from and including the Amendment No. 1 Effective Date to but excluding the Reducing Revolving Credit Commitment Termination Date in an aggregate principal amount up to but not exceeding at any one time outstanding the unused amount of such Bank's Reducing Revolving Credit Commitment as then in effect; provided that in no event shall the aggregate principal amount of Reducing Revolving Credit
   Loans, together with the aggregate principal amount of all Money Market Loans made under the Reducing
   Revolving Credit Commitments, exceed the aggregate amount of the Reducing Revolving Credit Commitments as in effect from time to time. Loans referred to in the first sentence of this Section 2.01(a)(i) and Loans made pursuant to the second sentence of this Section
   2.01(a)(i) are herein collectively called "Infinity
   Reducing Revolving Credit Loans".

        2.04. The last sentence of Section 2.01(a) of the Credit Agreement is amended in its entirety to read as follows:

   Subject to the terms and conditions of this Agreement,
   (x) during the period referred to in the second sentence of Section 2.01(a)(i), the Company (but not any Restricted Subsidiary) may borrow, prepay and reborrow the amount of the Reducing Revolving Credit
   Commitments by means of Base Rate Loans and Eurodollar
   Loans and may (as provided in Section 2.09 hereof)
   Convert Infinity Reducing Revolving Credit Loans of one
   Type into Infinity Reducing Revolving Credit Loans of the other Type or Continue Infinity Reducing Revolving
   Credit Loans of one Type as Infinity Reducing Revolving
   Credit Loans of the same Type and (y) any Restricted
   Subsidiary that is a borrower of Subsidiary Reducing
   Revolving Credit Loans on the Amendment No. 1 Effective
   Date may, subject to the provisions of the Subsidiary
   Loan Agreement to which such Restricted Subsidiary is a party, prepay Subsidiary Reducing Revolving Credit
   Loans made to it on the terms and conditions (including as to Type of Loan) set forth herein and in such Subsidiary Loan Agreement.

        2.05. Section 2.03(a) of the Credit Agreement is amended in its entirety to read as follows:

        (a)  In addition to borrowings of Syndicated
   Loans, at any time prior to (x) the Reducing Revolving
   Credit Commitment Termination Date, in the case of Money Market Loans made under the Reducing Revolving
   Credit Commitments, or (y) the Acquisition Loan
   Commitment Termination Date or the Revolving Credit
   Commitment Termination Date, as the case may be, in the case of Money Market Loans made under the Acquisition
   Loan Commitments or the Revolving Credit Commitments, respectively, the Company may, as set forth in this
   Section 2.03, request the Banks to make offers to make
   Money Market Loans to the Company in Dollars under the Reducing Revolving Credit Commitments, the Acquisition
   Loan Commitments or the Revolving Credit Commitments, respectively. The Banks may, but shall have no obligation to, make such offers and the Company may, but shall have no obligation to, accept any such offers in the manner set forth in this Section 2.03. Money
   Market Loans may be LIBOR Market Loans or Set Rate
   Loans (each a "Type" of Money Market Loan), provided that:

             (i)  the aggregate principal amount of all
        Money Market Loans under the Reducing Revolving
        Credit Commitments, together with the aggregate principal amount of all Reducing Revolving Credit
        Loans, at any one time outstanding shall not exceed the aggregate amount of the Reducing
        Revolving Credit Commitments at such time;

             (ii)  the aggregate principal amount of all
        Money Market Loans under the Acquisition Loan
        Commitments, together with the aggregate principal amount of all Acquisition Loans, at any one time outstanding shall not exceed the aggregate amount of the Acquisition Loan Commitments at such time;

            (iii)  the aggregate principal amount of all
        Money Market Loans under the Revolving Credit
        Commitments, together with the aggregate principal amount of all Revolving Credit Loans, at any one time outstanding shall not exceed the aggregate amount of the Revolving Credit Commitments at such time; and

            (iv)  no Money Market Loans may be borrowed
        under the Reducing Revolving Credit Commitments, the Acquisition Loan Commitments or the Revolving
        Credit Commitments on or after the Reducing
        Revolving Credit Commitment Termination Date, the
        Acquisition Loan Commitment Termination Date or the Revolving Credit Commitment Termination Date
        (as the case may be).

        2.06.  Clause (x) of Section 2.03(c)(ii)(B) of the
Credit Agreement is amended in its entirety to read as follows:

   (x) may be greater or less than the Reducing Revolving
   Credit Commitment, Acquisition Loan Commitment or
   Revolving Credit Commitment of such Bank

        2.07.  Sections 2.03(g) and 2.03(h) of the Credit
Agreement are amended in their entirety to read as follows:

        (g) Except for the purpose and to the extent expressly stated in Section 2.04(a) hereof, the amount of any Money Market Loan made by any Bank shall not constitute a utilization of such Bank's Reducing
   Revolving Credit Commitment, Acquisition Loan
   Commitment or Revolving Credit Commitment, as the case may be.

        (h)  The Company shall pay to the Administrative
   Agent a fee of $3,000 each time the Company gives a Money Market Quote Request to the Administrative Agent.

        2.08. Section 2.04(a) of the Credit Agreement is amended in its entirety to read as follows:

        (a) Voluntary. The Company shall have the right at any time or from time to time (i) so long as no Reducing Revolving Credit Loans or Money Market Loans made under the Reducing Revolving Credit Commitments are outstanding, to terminate the Reducing Revolving
   Credit Commitments, (ii) so long as no Acquisition
   Loans or Money Market Loans made under the Acquisition
   Loan Commitments are outstanding, to terminate the Acquisition Loan Commitments, (iii) so long as no Revolving Credit Loans or Money Market Loans made under the Revolving Credit Commitments are outstanding, to terminate the Revolving Credit Commitments, (iv) to reduce the aggregate unused amount of the Reducing
   Revolving Credit Commitments (for which purpose the aggregate principal amount of Money Market Loans made under the Reducing Revolving Credit Commitments shall be deemed to be use of the Reducing Revolving Credit
   Commitments), (v) to reduce the aggregate unused amount of the Acquisition Loan Commitments (for which purpose the aggregate principal amount of Money Market Loans made under the Acquisition Loan Commitments shall be deemed to be use of the Acquisition Loan Commitments) and (vi) to reduce the aggregate unused amount of the Revolving Credit Commitments (for which purpose the aggregate principal amount of Money Market Loans made under the Revolving Credit Commitments shall be deemed to be use of the Revolving Credit Commitments);
   provided that (x) the Company shall give notice of each such termination or reduction as provided in Section
   4.05 hereof and (y) each partial reduction of any Class of Commitments shall be in an aggregate amount equal to $1,000,000 or a multiple of $1,000,000 in excess thereof.

        2.09. Section 2.05(b) of the Credit Agreement is amended in its entirety to read as follows:

        (b)  The Company shall pay to the Administrative
   Agent a commitment fee on the daily average unused amount of each Commitment (that was in effect immediately prior to the Amendment No. 1 Effective
   Date) held by any Bank for account of such Bank, for the period from and including the day immediately following the day through which accrued commitment fees have been paid hereunder to but not including the Amendment No. 1 Effective Date, at the rate per annum specified in Section 2.05 of the Credit Agreement immediately prior to the Amendment No. 1 Effective
   Date.  The Company shall pay to the Administrative
   Agent for account of each Bank a commitment fee on the daily average unused amount of each Class of Commitment of such Bank, for the period from and including the Amendment No. 1 Effective Date to but not including the earlier of the date such Class of Commitment is terminated and (i) the Reducing Revolving Credit
   Commitment Termination Date, in the case of the Reducing Revolving Credit Commitments, (ii) the
   Acquisition Loan Commitment Termination Date, in the case of the Acquisition Loan Commitments or (iii) the Revolving Credit Commitment Termination Date, in the case of the Revolving Credit Commitments, in each case at a rate per annum equal to 1/4 of 1%. Accrued commitment fee in respect of any Class of Commitments shall be payable on each Quarterly Date and on the earlier of the date the Commitments of such Class are terminated and (x) the Reducing Revolving Credit
   Commitment Termination Date, in the case of the Reducing Revolving Credit Commitments, (y) the
   Acquisition Loan Commitment Termination Date, in the case of the Acquisition Loan Commitments, or (z) the Revolving Credit Commitment Termination Date, in the case of the Revolving Credit Commitments.

        2.10. Section 3.01(a) of the Credit Agreement is amended in its entirety to read as follows:

        (a)  (i) Repayments of Infinity Reducing Revolving
   Credit Loans. The Company hereby promises to pay to the Administrative Agent for account of each Bank the entire outstanding principal amount of such Bank's
   Infinity Reducing Revolving Credit Loans, and each
   Infinity Reducing Revolving Credit Loan shall mature, on the Reducing Revolving Credit Commitment Termination
   Date.  In addition, if following any Reducing Revolving
   Credit Commitment Reduction Date specified below or mandatory prepayment event specified in Section 3.04 hereof, the aggregate outstanding principal amount of the Reducing Revolving Credit Loans and Money Market
   Loans made under the Reducing Revolving Credit
   Commitments exceeds the aggregate amount of the Reducing Revolving Credit Commitments, the Company shall pay Infinity Reducing Revolving Credit Loans and/or cause Subsidiary Reducing Revolving Credit Loans to be paid in an aggregate amount equal to such excess.


        (ii)  Reductions of Reducing Revolving Credit
   Commitments.  The aggregate amount of the Reducing
   Revolving Credit Commitments shall be automatically reduced to zero at the opening of business on the Reducing Revolving Credit Commitment Termination Date.
   In addition, the aggregate amount of the Reducing
   Revolving Credit Commitments shall be automatically reduced (x) at the close of business on June 30, 1998 to an amount equal to the aggregate principal amount of Reducing Revolving Credit Loans outstanding on such date and (y) on each Reducing Revolving Credit
   Commitment Reduction Date set forth below by an amount equal to the product of (i) the aggregate amount of the Reducing Revolving Credit Commitments that are in effect at the close of business on June 30, 1998 times
   (ii) the percentage set forth below opposite the related Reducing Revolving Credit Commitment Reduction
   Date:

    Reducing Revolving Credit
    Commitment Reduction Date
         Occurring In:
   Percentage

        September 1998                               6.250%
        December  1998                               6.250%
        March 1999                                   3.750%
        June 1999                                    3.750%
        September 1999                               3.750%
        December 1999                                3.750%
        March 2000                                   4.375%
        June 2000                                    4.375%
        September 2000                               4.375%
        December 2000                                4.375%
        March 2001                                   5.000%
        June 2001                                    5.000%
        September 2001                               5.000%
        December 2001                                5.000%
        March 2002                                   5.000%
        June 2002                                    5.000%
        September 2002                               5.000%
        December 2002                                5.000%
        March 2003                                   7.500%

        2.11. Section 3.04(d) of the Credit Agreement is amended in its entirety to read as follows:

        (d) Permitted Replacement Debt Issuances. Upon the receipt by the Company during the period commencing on the Amendment No. 1 Effective Date to but excluding
   December 31, 1995 of the proceeds of Permitted
   Replacement Debt incurred as permitted by Section
   8.07(b) hereof, the principal of the Loans shall be prepaid (as specified in paragraph (g) below) in an amount equal to 100% of the net cash proceeds of such Permitted Replacement Debt, provided that no prepayment of the Loans shall be required to be made pursuant to this sentence unless and until the aggregate principal amount of Permitted Replacement Debt incurred as permitted by said Section 8.07(b) exceeds $200,000,000 and then only the amount of such excess shall be required to be so prepaid. Upon the receipt by the Company on or after December 31, 1995 of the proceeds of Permitted Replacement Debt incurred as permitted by
   Section 8.07(b) hereof, the principal of the Loans shall be prepaid (as specified in paragraph (g) below) in an amount equal to 100% of the net cash proceeds of such Permitted Replacement Debt. For purposes of this
   Section 3.04(d), "net cash proceeds" shall mean all cash amounts received by the Company in respect of such Indebtedness net of expenses (including underwriting commissions) incurred in connection therewith.

        2.12.  Sections 8.07(b) and 8.07(c) of the Credit
Agreement are amended in their entirety to read as follows:

        (b) (x) the Senior Subordinated Notes and (y) other Indebtedness of the Company that is incurred solely to refinance the Loans or the Senior
   Subordinated Notes and is either (1) subordinated to the obligations of the Company hereunder and under the Guarantee Agreement as provided in clause (iv) below
   (such subordinated Indebtedness being herein called
   "Permitted Replacement Subordinated Debt") or (2) is not so subordinated (such unsubordinated Indebtedness being herein called "Permitted Replacement
   Unsubordinated Debt" and, together with Permitted
   Replacement Subordinated Debt, "Permitted Replacement
   Debt"), provided that (i) the Company, at or prior to the time any Permitted Replacement Debt is incurred, notifies the Administrative Agent whether such Permitted Replacement Debt is Permitted Replacement
   Subordinated Debt or Permitted Replacement
   Unsubordinated Debt (such notice to specify the amount of such Permitted Replacement Debt), (ii) the aggregate principal amount of Permitted Replacement Debt incurred does not exceed $400,000,000, (iii) no part of any Permitted Replacement Debt matures or is required to be paid, prepaid, redeemed, purchased or otherwise acquired by the Company or any of its Restricted
   Subsidiaries (other than pursuant to a requirement that it be paid or prepaid by reason of acceleration upon or following the occurrence of an event of default) prior to 2004, (iv) if such Permitted Replacement Debt is
   Permitted Replacement Subordinated Debt, (A) it is subordinated to the obligations of the Company hereunder and under the Guarantee Agreement on terms satisfactory to the Majority Banks (except that, if such Permitted Replacement Subordinated Debt is incurred pursuant to and governed by agreements and instruments each of the terms of which relating to subordination is as favorable to the Banks in respect of the obligations of the Company in respect of the Loans hereunder as the terms of the Senior Subordinated
   Notes and the Senior Subordinated Indenture, such terms shall be deemed to be satisfactory to the Majority
   Banks), and (B) none of the Restricted Subsidiaries of the Company is directly or indirectly liable
   (contingently or otherwise) therefor, (v) Restricted
   Subsidiaries that Guarantee the Loans pursuant to the Guarantee Agreement may Guarantee Permitted Replacement
   Unsubordinated Debt (but not Permitted Replacement
   Subordinated Debt), (vi) no Permitted Replacement Debt shall be secured by any Property of the Company or any of its Restricted Subsidiaries, (vii) all Permitted
   Replacement Debt is incurred pursuant to and governed by agreements and instruments none of the terms and conditions (other the rate of interest and fees) of which is more onerous to the Company than the corresponding terms and conditions of this Agreement,
   (viii) no later than five Business Days prior to the incurrence of any Permitted Replacement Debt, the Company shall have furnished to the Banks copies of the agreements and instruments that will govern such Permitted Replacement Debt and the Majority Banks shall not have objected to the terms of such agreements and instruments by the date three Business Days after receipt by the Banks of such copies, (ix) immediately prior to the incurrence of such Permitted Replacement
   Debt and after giving effect thereto, no Default has occurred and is continuing and (x) the Administrative
   Agent has received a certificate of a Senior Officer of the Company setting forth in reasonable detail the computations necessary to determine that the Company is, and will be, in compliance with the terms of this Agreement both immediately prior, and after giving effect, to the incurrence of such Permitted Replacement
   Debt;

        (c)  [Intentionally Omitted]; and

        2.13. Section 8.08(h) of the Credit Agreement is amended in its entirety to read as follows:

        (h)  Investments by the Company in Unrestricted
   Subsidiaries consisting of capital stock of the Company or cash (whether by way of investments in capital stock of, or loans or advances to, any Unrestricted
   Subsidiary), provided that (i) no such Investment shall be made if a Default has occurred and is continuing or would occur after giving effect to such Investment,
   (ii) no such cash Investment shall be made on any date if, after giving effect thereto, (A) the Remaining
   Available Equity Issuance Amount is less than zero and
   (B) the Remaining Available Excess Cash Flow Amount is less than zero or (C) the sum of the Remaining
   Available Equity Issuance Amount plus the Remaining
   Available Excess Cash Flow Amount plus $75,000,000 is less than zero and (x) no such cash Investment shall be made as permitted by clauses (B) and (C) of this
   Section 8.08(h)(ii) if, after giving effect thereto, the aggregate amount of cash Investments made by Unrestricted Subsidiaries in Westwood One, Inc. with the proceeds of cash Investments made by the Company in such Unrestricted Subsidiaries on and after the Effective Date pursuant to said clauses is greater than 50% of the aggregate amount of all cash Investments made by the Company in Unrestricted Subsidiaries on and after the Effective Date as permitted by said clauses and (y) no such cash Investment shall be made pursuant to said clauses after the Acquisition Loan Commitment
   Termination Date and (iii) any such cash Investment made by way of a loan or advance is evidenced by one or more promissory notes and such promissory notes are delivered to the Collateral Agent under the Security
   Agreement as collateral security for the Secured
   Obligations (as defined in the Security Agreement) promptly upon the making of the related loan or advance, such promissory notes to constitute Pledged
   Debt under and as defined in the Security Agreement;

        2.14.  Section 8.09 of the Credit Agreement is
amended by relettering clause "(c)" thereof as clause "(d)" and by inserting therein new clause (c) to read as follows:

        (c)  (x) if the Company has incurred at least
   $200,000,000 of Permitted Replacement Debt as permitted by Section 8.07(b) hereof, cash payments made by the Company to redeem, repurchase, retire or otherwise acquire Senior Subordinated Notes, provided that no Default has occurred and is continuing or would occur and be continuing after giving effect to each such redemption, repurchase, retirement or other acquisition; and (y) if the Company has not incurred at least $200,000,000 of Permitted Replacement Debt as permitted by Section 8.07(b) hereof, cash payments made by the Company to redeem, repurchase, retire or otherwise acquire Senior Subordinated Notes, provided that (i) no Default has occurred and is continuing or would occur and be continuing after giving effect to each such redemption, repurchase, retirement or other acquisition and (ii) no such redemption, repurchase, retirement or other acquisition shall be made on any date if, after giving effect thereto, (A) the Remaining
   Available Equity Issuance Amount is less than zero and
   (B) the sum of the Remaining Available Excess Cash Flow
   Amount plus $150,000,000 is less than zero and no such repurchase shall be made as permitted by this Section
   8.09(c)(y)(ii)(B) after the Acquisition Loan Commitment
   Termination Date; and

        2.15. Section 8.10(a) of the Credit Agreement is amended in its entirety to read as follows: "[Intentionally
Omitted]".

        2.16.  Section 8.17 of the Credit Agreement is
amended in its entirety to read as follows:

        8.17 Use of Proceeds. The Company will, and will cause each Subsidiary Borrower to, use the proceeds of the Loans solely for the following purposes:

        (a) the proceeds of Reducing Revolving Credit
   Loans will be used solely for general corporate purposes of the Company and its Restricted
   Subsidiaries, including for working capital, and also
   (i) for Capital Expenditures made as permitted by
   Section 8.05 hereof, (ii) to refinance Indebtedness of the Company and its Restricted Subsidiaries, (iii) for cash Investments made as permitted by Section 8.08(h) hereof, (iv) for Restricted Payments made as permitted by Section 8.09(b), Section 8.09(c) or Section 8.09(d) hereof and (v) to finance Acquisitions of Stations
   (including net working capital of Stations so Acquired) permitted by Section 8.12 hereof (in compliance with all applicable legal and regulatory requirements);

        (b) the proceeds of Acquisition Loans made to the Company will be used solely for the purpose of financing Acquisitions of Stations (including net working capital of Stations so Acquired) by Restricted
   Subsidiaries permitted by Section 8.12 hereof (in compliance with all applicable legal and regulatory requirements);

        (c) the proceeds of Acquisition Loans made to any Subsidiary Borrower will be used solely for the purpose of financing the Acquisition of a Station (including net working capital of the Station so Acquired) by such Subsidiary Borrower or for the purpose of refinancing
   Acquisition Loans made to the Company in connection with such Acquisition (in compliance with all applicable legal and regulatory requirements); and

        (d) the proceeds of Revolving Credit Loans will be used solely for general corporate purposes of the Company and its Restricted Subsidiaries, including for working capital, and also (i) for Capital Expenditures made as permitted by Section 8.05 hereof, (ii) to refinance Indebtedness of the Company and its Restricted Subsidiaries, (iii) for cash Investments made as permitted by Section 8.08(h) hereof, (iv) for Restricted Payments made as permitted by Section
   8.09(b), Section 8.09(c) or Section 8.09(d) hereof and
   (v) to finance Acquisitions of Stations (including net working capital of Stations so Acquired) permitted by
   Section 8.12 hereof (in compliance with all applicable legal and regulatory requirements).

        2.17. Section 8.22(b) of the Credit Agreement is amended by substituting the words "Permitted Replacement
Debt" for the words "Permitted Replacement Subordinated
Debt" at the end thereof.

        2.18.  Without in any way limiting the other
provisions of this Section 2, the Credit Agreement and the other Basic Documents are hereby further amended as follows:

        (A) each reference in the Credit Agreement and the other Basic Documents to a Term Loan or Term Loans and to terms incorporating references to a Term Loan or Term Loans is hereby amended to be a reference to a Reducing Revolving
Credit Loan or Reducing Revolving Credit Loans (as the case may be);

        (B) each reference to a Commitment or Commitments in the Credit Agreement and the other Basic Documents is hereby amended to be a reference to a Reducing Revolving Credit Commitment or the Reducing Revolving Credit Commitments and any word such as the word "either" that implies that there are only two Classes of Commitments shall be deemed to encompass all three Classes of Commitments; and

        (C) each reference in the Credit Agreement relating to or requiring a mandatory prepayment of Term
Loans shall be deemed to be a reference relating to or requiring a mandatory reduction in the Reducing Revolving
Credit Commitments and any such mandatory reduction in the Reducing Revolving Credit Commitments shall be given effect in the same manner as if such mandatory reduction were a mandatory prepayment of Term Loans.

        Section 3. Representations and Warranties. The Company represents and warrants to the Banks that (a) the representations and warranties made by the Company in
Section 7 of the Credit Agreement, and by each Obligor in each of the other Basic Documents to which such Obligor is a party, are true in all material respects on and as of the date hereof with the same force and effect as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date) and as if each reference in said Section 7 to the Credit Agreement and the Notes and elsewhere in the other Basic Documents included reference to the Credit Agreement as amended by this Amendment No. 1, (b) no Default has occurred and is continuing on and as of the date hereof and (c) each other Obligor and each Subsidiary Borrower has appointed the Company as its agent for the purpose of executing and delivering this Amendment No. 1 and, by its signature below, the Company confirms to each Bank and each Agent that each other Obligor and each Subsidiary Borrower consents to this Amendment No. 1 and confirms its obligations under each of the Basic Documents to which it is a party.

        Section 4.  Conditions Precedent.  As provided in
Section 2 above, the amendments to the Credit Agreement set forth in said Section 2 shall become effective, as of the Amendment No. 1 Effective Date, upon the satisfaction of the following conditions precedent:

        4.01. Execution. This Amendment No. 1 shall have been executed and delivered by the Company, the Administrative Agent and each of the Banks.

        4.02. Documents. The Administrative Agent shall have received the following documents, each of which shall be satisfactory to the Agent in form and substance:

        (1) Corporate Documents. Such certified copies of the charter and by-laws (or equivalent documents) of the Company and each other Obligor (or, in the alternative, a certification to the effect that none of such documents has been modified since delivery thereof on the Closing Date pursuant to the Credit Agreement) and of all corporate authority for the Company and each other Obligor (including, without limitation, board of director resolutions and evidence of the incumbency of officers for the Company) with respect to the execution, delivery and performance of this Amendment
   No. 1, the Credit Agreement as amended hereby and the other agreements, instruments and documents contemplated hereby and each other document to be delivered by the Company or such Obligor from time to time in connection with the Credit Agreement as amended hereby as the Administrative Agent may request (and each Agent and each Bank may conclusively rely on such certificate until it receives notice in writing from the Company to the contrary).

        (2)  Opinion of Counsel to the Company.  An
   opinion of Debevoise & Plimpton, counsel to the Company, in form and substance satisfactory to the Administrative Agent (and the Company hereby instructs such counsel to deliver such opinion to the Banks and the Agent).

        (3)  Opinion of Special New York Counsel to Chase.
   An opinion of Milbank, Tweed, Hadley & McCloy, special
   New York counsel to Chase, in form and substance satisfactory to the Administrative Agent (and Chase hereby instructs such counsel to deliver such opinion to the Banks).

        (4) Other Documents. Such other documents and evidence (including, without limitation, evidence that each of the Infinity Assignment Agreements have been duly executed and delivered by the intended parties thereto and are in full force and effect) as the Administrative Agent or any Bank or special New York counsel to Chase may reasonably request.

        Section 5.  Miscellaneous.  Except as herein
provided, the Credit Agreement and the other Basic Documents shall remain unchanged and in full force and effect. This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart. This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.
        IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered as of the day and year first above written.


   INFINITY BROADCASTING CORPORATION


   By
      Name:  Farid Suleman
      Title: Vice President - Finance


   BANKS

   THE CHASE MANHATTAN BANK
    (NATIONAL ASSOCIATION)


   By
      Name:
      Title:


   ABN AMRO BANK N.V.


   By
      Name:
      Title:


   By
      Name:
      Title:


   BANK OF AMERICA ILLINOIS


   By
      Name:
      Title:
   THE BANK OF CALIFORNIA, N.A.


   By
      Name:
      Title:


   BANK OF IRELAND, GRAND CAYMAN
BRANCH


   By
      Name:
      Title:


   BANK OF MONTREAL


   By
      Name:
      Title:


   THE BANK OF NEW YORK


   By
      Name:
      Title:


   THE BANK OF NOVA SCOTIA


   By
      Name:
      Title:
   BANQUE NATIONALE DE PARIS,
     NEW YORK BRANCH


   By
      Name:
      Title:

   By
      Name:
      Title:


   BANQUE PARIBAS


   By
      Name:
      Title:

   By
      Name:
      Title:


   CHEMICAL BANK


   By
      Name:
      Title:


   COMPAGNIE FINANCI RE DE CIC ET DE
     L'UNION EUROPEENNE


   By
     Name:
     Title:


   By
      Name:
      Title:
   CORESTATES BANK, N.A.


   By
      Name:
      Title:


   THE DAI-ICHI KANGYO BANK, LIMITED,
     NEW YORK BRANCH


   By
      Name:
      Title:


   THE DAIWA BANK, LIMITED


   By
      Name:
      Title:


   By
      Name:
      Title:


   THE FIRST NATIONAL BANK OF BOSTON


   By
      Name:
      Title:


   FIRST UNION NATIONAL BANK
     OF NORTH CAROLINA


   By
      Name:
      Title:
   THE FUJI BANK, LIMITED


   By
      Name:
      Title:


   LTCB TRUST COMPANY


   By
      Name:
      Title:


   MIDLAND BANK plc, NEW YORK BRANCH


   By
      Name:
      Title:


   THE MITSUBISHI TRUST AND
     BANKING CORPORATION


   By
      Name:
      Title:


   NATIONAL BANK OF CANADA


   By
      Name:
      Title:

   By
      Name:
      Title:


   NATWEST BANK N.A. (formerly
   NATIONAL WESTMINSTER BANK USA)


   By
      Name:
      Title:
   NATIONSBANK OF TEXAS, N.A.


   By
      Name:
      Title:


   NBD BANK, N.A.


   By
      Name:
      Title:


   THE NIPPON CREDIT BANK, LTD.


   By
      Name:
      Title:



   PNC BANK, NATIONAL ASSOCIATION


   By
      Name:
      Title:


   ROYAL BANK OF SCOTLAND PLC


   By
      Name:
      Title:


   SHAWMUT BANK CONNECTICUT, N.A.


   By
      Name:
      Title:
   SOCIETE GENERALE


   By
      Name:
      Title:


   SOCIETY NATIONAL BANK


   By
     Name:
     Title:


   THE SUMITOMO BANK, LIMITED,
     NEW YORK BRANCH


   By
      Name:
      Title:


   UNION BANK


   By
      Name:
      Title:


   THE SUMITOMO TRUST & BANKING CO.,
LTD.,
     NEW YORK BRANCH


   By
      Name:
      Title:


   AGENTS

   THE CHASE MANHATTAN BANK
     (NATIONAL ASSOCIATION),
     as Administrative Agent


   By
      Name:
      Title:
   BANK OF AMERICA ILLINOIS,
     as Co-Agent


   By
     Name:
     Title:


   BANK OF MONTREAL,
     as Co-Agent



   By
      Name:
      Title:

   THE BANK OF NEW YORK,
     as Co-Agent


   By
      Name:
      Title:

   BANQUE FRANCAISE
     DE COMMERCE EXTERIEURE


   By


   CHEMICAL BANK,
     as Co-Agent


   By
      Name:
      Title:

   COMPAGNIE FINANCI RE DE CIC ET DE
     L'UNION EUROPEENNE,
     as Co-Agent


   By
      Name:
      Title:


   By
      Name:
      Title:




   THE FIRST NATIONAL BANK OF BOSTON,
     as Co-Agent


   By
      Name:
      Title:


   NATWEST BANK N.A. (formerly
   NATIONAL WESTMINSTER BANK USA),
     as Co-Agent


   By
      Name:
      Title:


   CHEMICAL BANK,
     as Collateral Agent


   By
      Name:
      Title: